UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    October 27, 2011

Lucas Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	98-0417780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3555 Timmons Lane, Suite 1550, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 528-1881

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Effective October 27, 2011, the Audit Committee of Lucas Energy, Inc. (the "Company") dismissed GBH CPAs, PC (“GBH”) as its registered independent accounting firm.

In connection with the audits of the two fiscal years ended March 31, 2011, and the subsequent interim period through October 27, 2011, there have been no disagreements with GBH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of GBH would have caused GBH to make reference to the subject matter of the disagreements in connection with its reports.   GBH’s audit reports on the consolidated financial statements of the Company as of and for the years ended March 31, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company’s two most recent fiscal years and the subsequent interim period through October 27, 2011.

On October 31, 2011, the Audit Committee engaged Hein & Associates LLP (“Hein”) as its new independent registered accounting firm, effective as of October 31, 2011.  During the two most recent fiscal years, and any subsequent interim period prior to engaging Hein, neither the Company, nor anyone on its behalf, consulted Hein regarding (i) either the application of accounting principles to a specified transaction, completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Hein that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

The Company will request shareholder ratification of the appointment of Hein as the Company’s independent registered public accounting firm at its December 16, 2011 annual meeting of stockholders.

The Company has requested that GBH furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether it agrees with the above statements.  A copy of GBH’s letter to the SEC is attached as an exhibit to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.	DESCRIPTION

16.1*	Letter from GBH CPAs, PC

* Filed herewith.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCAS ENERGY, INC.

By: /s/ K. Andrew Lai
Name: K. Andrew Lai
Title: Chief Financial Officer

Date: November 1, 2011